Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 on Form 10-K/A to the Annual Report on Form 10-K of Cardo Medical, Inc. (the "Company") for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Andrew Brooks, the Chief Executive Officer of the Company, and Derrick Romine, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 16, 2009

/s/ Andrew Brooks Andrew Brooks Chief Executive Officer	/s/ Derrick Romine Derrick Romine Chief Financial Officer